                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report   (Date of earliest event reported)       May 27, 1998
                                                   ------------------------


                             RURBAN FINANCIAL CORP.
     ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Ohio                         0-13507                  34-1395608
----------------                ----------               -------------
(State or other               (Commission File           (IRS Employer
jurisdiction of                    Number)             Identification No.)
incorporation)



       401 Clinton Street, Defiance, Ohio                      43512
     ----------------------------------------------       ----------------
     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code     (419) 783-8950
                                                   -------------------------



                                 Not Applicable
     ---------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




                             Exhibit Index at Page 2

                                Page 1 of 3 Pages


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Item 5.           Other Events.

         On May 27, 1998, the Board of Directors of Rurban Financial Corp. ("Rurban") declared a 2 for 1 stock split and a cash dividend upon Rurban's Common Shares. Under the stock split, Rurban shareholders will receive one previously authorized but unissued common share for each common share held of record on June 12, 1998. Shares will be issued and share certificates will be distributed on or about June 30, 1998. Shareholders of record on June 12, 1998 will also be paid, on June 30, 1998, a cash dividend of $.10 per common share on the doubled number of shares.

Item 7.           Financial Statements and Exhibits.

                  (a)      Financial statements of businesses acquired:

                           None required

                  (b)      Pro forma financial information:

                           None required

                  (c)      Exhibits:

                               28     Press Release Issued
                                      May 29, 1998



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        RURBAN FINANCIAL CORP.

                                        /s/ Thomas C. Williams
                                        -------------------------------------
Date:     June 2, 1998                  By: Thomas C. Williams, President & CEO
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                               Page 2 of 3 Pages


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[LOGO]

                                                             PRESS RELEASE

For Release:      May 29, 1998

FOR INFORMATION CONTACT: Thomas C. Williams         Richard C. Warrener
                         President and CEO          Executive Vice President
                         (419) 783-8874             and CFO
                                                    (419) 783-8910

                         Robert W. Constien         Gary L. Dowler
                         Executive Vice President   Vice President, Investor
                         (419) 783-8809             Relations
                                                    (419) 783-8873


Thomas C. Williams, President and CEO of Rurban Financial Corp., (Rurban) announced that the company's Board of Directors declared a 2 for 1 stock split and a $.10 per share quarterly cash dividend on the doubled number of shares, payable on or about June 30, 1998 to shareholders of record as of June 12, 1998.

 "This stock split is the latest step in our continuing efforts to increase shareholder value by improving the trading volume and liquidity of the company's shares. Rurban stock reached an all time high of $38 1/2 on May 18, 1998, up from $28 per share prior to last fall's successful stock repurchase program. This represents a 37% increase in our share price," stated Williams.

Rurban Financial Corp. is a publicly held bank holding company based in Defiance, Ohio. Rurban's common stock is quoted on the OTC Bulletin Board under the symbol RBNF.

Rurban currently has 10,000,000 shares of stock authorized and 2,069,909 shares of stock outstanding. The 2 for 1 split will increase shares outstanding to 4,139,818. The investment banking firms of McDonald & Company Securities, Inc., Everen Securities, Inc., and The Ohio Company are the primary market makers for these shares.

Rurban's wholly-owned subsidiaries are The State Bank and Trust Company, Reliance Financial Services, N.A., Rurban Mortgage Company, The Peoples Banking Company, The First National Bank of Ottawa, The Citizens Savings Bank Company, Rurbanc Data Services, Inc. (RDSI), and Rurban Life Insurance Company. The banks offer a full-range of financial services through their offices in the Northern Ohio counties of Defiance, Paulding, Fulton, Hancock, Putnam, Sandusky, Cuyahoga, and Wood. Reliance Financial Services offer a diversified array of trust and financial services to customers nationwide. Rurban Mortgage Company services residential mortgage customers in the Florida areas of Clearwater/St. Petersburg, Tampa Bay, Orlando, Ft. Myers, and Naples. RDSI provides data processing services to community banks in Ohio and Michigan.



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